Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 10:- INCOME TAXES

The Company’s subsidiaries are separately taxed under the domestic tax laws of the jurisdiction of incorporation of each entity.

a.	Corporate tax rates in Israel:

Presented hereunder are the tax rates relevant to the Company in the years 2016-2018:

The Israeli statutory corporate tax rate and real capital gains were 23% in 2018, 24% in 2017 and 25.0% in 2016.

In December 2016, the Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016 which reduces the corporate income tax rate to 24% effective from January 1, 2017 and to 23% effective from January 1, 2018.

b.	Loss before taxes on income is comprised as follows:

	Year Ended December 31,
	2018	2017	2016
Domestic	$(21,784)	$(24,728)	$(32,642)
Foreign	104	130	142
	$(21,680)	$(24,598)	$(32,500)

c.	Taxes on income are comprised as follows:

	Year Ended December 31,
	2018	2017	2016
Current	$102	$46	$8
Deferred	(107)	73	(5)
	$(5)	$119	$3

	Year Ended December 31,
	2018	2017	2016
Domestic	$—	$—	$—
Foreign	(5)	119	3
	$(5)	$119	$3

d.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company’s deferred tax assets as of December 31, 2018 and 2017 are derived from temporary differences.

In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. Based on the Company’s history of losses, the Company established a full valuation allowance for RRL.

Undistributed earnings of certain subsidiaries as of December 31, 2018 were immaterial. The Company intends to reinvest these earnings indefinitely in the foreign subsidiaries. As a result, the Company has not provided for any deferred income taxes.

	December 31,
	2018	2017
Carry forward tax losses	$28,033	$24,969
Research and development carry forward expenses-temporary differences	1,567	1,282
Accrual and reserves	241	139

Deferred tax assets before valuation allowance	29,841	26,390
Valuation allowance	(29,655)	(26,311)

Net deferred tax assets	$186	$79

The net changes in the total valuation allowance for each of the years ended December 31, 2018, 2017 and 2016, are comprised as follows:

	Year Ended December 31,
	2018	2017	2016
Balance at beginning of year	$(26,311)	$(22,560)	$(16,196)
Changes due to amendments to tax laws and exchange rate differences	1,393	1,806	917,000
Adjustment previous year loss	—	(591)	—
Additions during the year	(4,737)	(4,966)	(7,281)

Balance at end of year	$(29,655)	$(26,311)	$(22,560)

e.	Reconciliation of the theoretical tax expenses:

A reconciliation between the theoretical tax expense, assuming all income is taxed at the statutory tax rate applicable to income of the Company, and the actual tax expense (benefit) as reported in the consolidated statements of operations is as follows:

	Year Ended December 31,
	2018	2017	2016
Loss before taxes, as reported in the consolidated statements of operations	$(21,680)	$(24,598)	$(32,500)

Statutory tax rate	23.0%	24.0%	25.0%

Theoretical tax benefits on the above amount at the Israeli statutory tax rate	$(4,986)	$(5,904)	$(8,125)
Income tax at rate other than the Israeli statutory tax rate	5	17	10
Non-deductible expenses including equity based compensation expenses and other	631	878	857
Operating losses and other temporary differences for which valuation allowance was provided	4,737	4,966	7,281
Other	(392)	162	(20)

Actual tax expense	$(5)	$119	$3

f.	Foreign tax rates:

Taxable income of RRI was subject to tax at the rate of 21% in 2018 and 2017 and at the rate of 40% in 2016.

The effect of the tax rate change on the Company’s deferred tax expense in 2017 was $58 thousand.

Taxable income of RRG was subject to tax at the rate of 30% in 2018, 2017, and 2016.

g.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the “Investment Law”):

Conditions for entitlement to the benefits:

Under the Investment Law, in 2012 the Company elected “Beneficiary Enterprise” status which provides certain benefits, including tax exemptions and reduced tax rates. Income not eligible for Beneficiary Enterprise benefits is taxed at a regular rate.

Income derived from Beneficiary Enterprise from productive activity will be exempt from tax for ten years from the year in which the Company first has taxable income, providing that 12 years have not passed from the beginning of the year of election. In the event of a dividend distribution from income that is exempt from company tax, as aforementioned, the Company will be required to pay tax of 10%- 25% on that income.

In the event of distribution of dividends from the said tax-exempt income, the amount distributed will be subject to corporate tax at the rate ordinarily applicable to the Beneficiary Enterprise’s income. Tax-exempt income generated under the Company’s “Beneficiary Enterprise” program will be subject to taxes upon dividend distribution or complete liquidation.

The entitlement to the above benefits is conditional upon the Company’s fulfilling the conditions stipulated by the Law and regulations published thereunder.

On December 29, 2010, the Knesset approved an additional amendment to the Law for the Encouragement of Capital Investments, 1959. According to the amendment, a reduced uniform corporate tax rate for exporting industrial enterprises (over 25%) was established. The reduced tax rate will not be program dependent and will apply to the industrial enterprise’s entire income. The tax rates for industrial enterprises have been reduced. In August 2013, the Israeli Knesset approved an amendment to the Investment Law, pursuant to which the rates for development area A will be 9% and for the rest of the country- 16% in 2014 and thereafter. The Amendment also prescribes that any dividends distributed to individuals or foreign residents from a preferred enterprise’s earnings as above will be subject to taxes at a rate of 20% (subject to tax treaty benefits)

In December 2016, the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016 which includes Amendment 73 to the Law for the Encouragement of Capital Investments (“the Amendment”) was published. According to the Amendment, a preferred enterprise located in development area A will be subject to a tax rate of 7.5% instead of 9% effective from January 1, 2017 (and thereafter the tax rate applicable to preferred enterprises located in other areas remains at 16%).

The Company has examined the effect of the adoption of the Amendment on its financial statements, and as of the date of the publication of the financial statements, the Company estimates that it will not apply the Amendment. The Company’s estimate may change in the future.

h.	Tax assessments:

RRL has had final tax assessments up to and including the 2012 tax year.

Each RRI and RRG have not had final tax assessment, since its inception.

i.	Net operating carry-forward losses for tax purposes:

As of December 31, 2018, RRL has carry-forward losses amounting to approximately $121.9 million, which can be carried forward for an indefinite period, and RRI has carry-forward losses amounting to approximately $140 thousands, which can be carried forward for a period of 20 years.